RBC FUNDS TRUST

RBC Small Cap Core Fund

Supplement dated January 6, 2011 to the RBC Equity Funds Prospectus (“Prospectus”) dated

November 23, 2010.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The last sentence under the heading “Principal Investment Strategies” for the RBC Small Cap Core Fund on page 15 of the Prospectus is deleted and replaced with the following sentence:

As of May 31, 2010, the market capitalization range of the Russell 2000® Index was $112 million to $2.27 billion.

The fourth sentence under the heading “RBC Small Cap Core Fund” on page 25 of the Prospectus is deleted and replaced with the following sentence:

As of May 31, 2010, the market capitalization of the Russell 2000® Index was $112 million to $2.27 billion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBC EQ PRO - SUPP 1/06/2011